Fair Value of Financial Instruments	12 Months Ended
Jul. 03, 2022
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments

(14) Fair Value of Financial Instruments

Debt

The fair value and carrying value of our debt as of July 3, 2022 and June 27, 2021 are as follows:

	July 3, 2022	June 27, 2021
Carrying value	$876,705	$885,387
Fair value	841,637	887,102

The fair value of our debt is estimated based on trading levels of lenders buying and selling their participation levels of funding (Level 2).

There were no transfers in or out of any of the levels of the valuation hierarchy in fiscal years 2022 and 2021.

Items Measured at Fair Value on a Recurring Basis

The Company holds certain liabilities that are required to be measured at fair value on a recurring basis. The following table is a summary of fair value measurements and hierarchy level as of July 3, 2022 and June 27, 2021:

	July 3, 2022
	Level 1	Level 2	Level 3	Total
Earnout shares	$—	$—	$210,952	$210,952
Contingent consideration	—	—	1,470	1,470
Total liabilities	$—	$—	$212,422	$212,422
	June 27, 2021
	Level 1	Level 2	Level 3	Total
Interest rate swaps and caps	$—	$8,869	$—	$8,869
Total liabilities	$—	$8,869	$—	$8,869

The fair value of earn-out shares was established using a Monte Carlo simulation Model (level 3 inputs). The key inputs into the Monte Carlo simulation as of July 3, 2022 were as follows:

Earnout
Expected term in years	4.45
Expected volatility	55%
Risk-free interest rate	2.87%
Stock price	$11.00
Dividend yield	—

The following table sets forth a summary of changes in the estimated fair value of the Company’s Level 3 Earnout liability for the year ended July 3, 2022:

	June 27, 2021	Issuances(a)	Settlements	Changes in fair value	July 3, 2022
Earnout liability	$—	$185,152	$—	$25,800	$210,952

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(a) — In addition to the earnout liability resulting from the Business Combination, the issuances include $3,854 related to the 475,440 shares subject to earnout provisions that were issued upon the cashless exercise of unvested private placement warrants. Please refer to Note 13 — Earnouts for more details on the additional Earnout Shares.

Redeemable Common Stock — Old Bowlero

The redeemable common stock of Old Bowlero was not listed on an established public trading market, therefore, market prices were not available. The Company utilized an independent valuation specialist to assist with determining the fair market value of our redeemable common stock based upon our estimated enterprise value using the income approach, which includes the use of Level 3 inputs. As a result, the redeemable common stock was classified within Level 3 of the fair value hierarchy. Key assumptions used in estimating the fair value of Old Bowlero’s redeemable common stock included projected revenue growth and costs and expenses, which were based on internal projections, historical performance, and the business environment, as well as the selection of an appropriate discount rate based on weighted-average cost of capital and company-specific risk premium. See Note 15 — Common Stock, Preferred Stock and Stockholders’ Equity, for further information.

Items Measured at Fair Value on a Non-Recurring Basis

The Company’s significant assets measured at fair value on a non-recurring basis subsequent to their initial recognition include assets held for sale. We utilize third party broker estimate of value amounts to record the assets held for sale at their fair value less costs to sell. These inputs are classified as Level 2 fair value measurements.

Other Financial Instruments

Other financial instruments include cash and cash equivalents, accounts and notes receivable, accounts payable and accrued expenses. The financial statement carrying amounts of these items approximate the fair value due to their short duration.